Note 26 - Acquisitions	12 Months Ended
Oct. 31, 2023
Statement Line Items [Line Items]
Disclosure of business combinations [text block]
26.	Acquisitions:

Proposed acquisition of Stearns Bank Holdingford, N.A.

On June 10, 2022, VersaBank signed a definitive agreement to acquire Minnesota-based Stearns Bank Holdingford, N.A. (“SBH”), a privately held, wholly owned subsidiary of Stearns Financial Services Inc. (“SFSI”) based in St. Cloud, Minnesota, for an estimated USD $13.5 million (CAD $18.4 million), subject to adjustment at closing. SBH is a fully operational OCC (Office of the Comptroller of the Currency)-chartered national bank, focused on small business lending, which is expected to add approximately USD $60 million in total assets to VersaBank’s balance sheet, subject to any adjustments at closing. The acquisition is intended to provide VersaBank with access to US deposits to expand the growth of its receivable purchase program business, which VersaBank launched in the US in the previous year. Subject to customary closing conditions, including regulatory approval by both the OCC and OSFI, the transaction is anticipated to close early in the coming calendar year.

USD $60 million in total assets to VersaBank’s balance sheet, subject to any adjustments at closing.  The acquisition is intended to provide VersaBank with access to US deposits to expand the growth of its receivable purchase program business, which VersaBank launched in the US in the previous year.  Subject to customary closing conditions, including regulatory approval by the OCC, the Federal Reserve and OSFI, the transaction is anticipated to close during the first calendar quarter of 2024.